ESCROW INSTRUCTIONS

Date: JUNE 17, 1998
ESCROW NUMBER: 98 06 0241 DMS
ESCROW OFFICER: Dorothy Sweet

NEVADA TITLE COMPANY                      CONSIDERATION INSTRUCTIONS:
Commercial Division
3800 Howard Hughes Pkwy Suite 920         Deposited herewith:    $
Las Vegas, NV 89109                       To be deposited:       $251,750.00
(702) 650-2677                            Held by Broker:        $
(702) 650-2059 facsimile
                                          POC to Seller          $ 13,250.00
                                          New Loan Amt.:         $
                                          Existing Loan:         $
                                          Note/TD to Seller:     $
                                          TOTAL SALE PRICE:      $265,000.00

SELLER:

COUNTY OF CLARK, A POLITICAL SUBDIVISON OF THE STATE OF NEVADA

I am selling to:

ROYAL ALOHA DEVELOPMENT CO.

The property hereinafter described on the terms herein set forth, and will hand you an instrument conveying the said property which is described as follows, to wit:

SEE EXHIBIT 'A' ATTACHED HERETO AND BY TIES REFERENCE MADE A PART HEREOF.

(PROPERTY COMMONLY KNOWN AS: VACANT LAND)
(APN: 162 09 806 010)

I authorize you to deliver said instrument to the above named party or representative upon payment to you for my account of the cash consideration and/or new encumbrance(s) as specified in the consideration hereinbefore set out and upon condition that you issue the usual form CLTA policy of Title Insurance in the amount of the total sale price (ALTA Lenders Policy of Title Insurance for the Loan amount, if any) on the above described real property which will show that the title to said property be vested in:

ROYAL  ALOHA DEVELOPMENT CO., a Nevada corporation

In the event that these instructions provide for title to be vested in an "assignee" the Escrow Agent is authorized to insert the name of said assignee into the deed and related documents prior to the recordation of same.

               Page: 1 (Escrow No.: 98-06 0241 DMS) INITIALS JRC

The buyer herein agree to take title SUBJECT ONLY TO the following items:

Taxes for the current fiscal year, 1997-98/EMEMPT including personal property taxes, if any, and any and all taxes and assessments levied or assessed after the close of escrow except as otherwise specifically required herein.

Restrictions, Conditions, Reservations, Rights, Rights of way and Easements now of record, if any or any that actually exist on the property.

Method of Payment:

Buyer to deposit the sum of $251,750.00.

Items of Agreement:

The Resolution of Acceptance is hereby attached to this escrow as an Exhibit "B" as a memorandum only between Buyer and Seller.

Closing Costs:

Seller agrees to pay all closing costs in connection with this transaction.

Compliance Agreement:

In the event a post closing or post disbursement adjustment is necessary by an entity involved with this escrow transaction, the undersigned authorizes Nevada Title Company to, if immediate action be necessary, advance funds on their behalf to effect an accurate closing settlement. The undersigned, upon notification and reasonable opportunity to investigate such advances, agrees to fully cooperate and pay to Nevada Title Company any and all funds so advanced on their behalf. Said advance of funds shall not constitute a loan of any kind and must be paid by the responsible party within 72 hours.

SEE NEXT PAGE FOR ADDITIONAL TERMS AND CONDITIONS

                  Page: 2 (Escrow No. 98-06 0241 DMS) INITIALS  JRC

PRORATIONS: Of the following items in Paragraphs lettered (A) to (H), inclusive, make adjustments only of items in Paragraphs lettered NONE in this escrow, except as otherwise provided, to CLOSE OF ESCROW.

     (A)  Interest on Mortgages and/or Trust Deeds of record.
     (B) Funds shown impounded for future payment of taxes and insurance based on Beneficiary's Statement.
     (C) Interest on new encumbrances, in which you are authorized to compute and insert appropriate dates and amounts.
     (D) Rents, on basis of written statement furnished, and approved by both parties.
     (E) Premium of fire insurance policies if assumed by Buyer and as presented by Seller.
     (F)  Taxes based on latest tax figures in you possession.
     (G)  Maintenance fees, if applicable.
     (H)  Sewer service.

               **************GENERAL PROVISIONS******************

I.   CLOSE OF ESCROW, TIME OF THE ESSENCE

Time is of the essence in this agreement and each party hereto requires that the other party comply with all requirements necessary to place this escrow in a condition to close on or before JULY 31, 1998, provided, however, that if the closing date, or any other compliance date specified herein, falls on a Saturday, Sunday or Holiday, the time limit set forth herein is extended through the next full business day. In the absence of written direction to the contrary, Escrow Agent is authorized to take any administrative steps necessary to effect the closing of this escrow subsequent to the date set forth herein.

II.  EXISTING ENCUMBRANCES, PRORATION CALCULATIONS

Installments maturing on existing encumbrances, if any, during the period of this escrow shall be paid by the Seller, unless otherwise specifically required herein. All prorations shall be computed on the basis of a 30-day month. The terms "" close of escrow"" shall be deemed to mean the date upon which all necessary documents are filed for record with the appropriate county recorder's office. Escrow Agent is directed to mail the respective policy (ies) of title insurance to the holder of any new encumbrance called for herein and to the Buyer hereunder.

III. COMMISSION

Commission, shall be payable, as per separate agreement. Escrow Agent is directed to disburse same to the extent that the proceeds of this escrow are available and therefore become disbursable for Seller's account.

IV.  PERSONAL PROPERTY

Nevada Title Company assumes no liability for, and is hereby relieved of any liability in connection with my PERSONAL PROPERTY, which may be a part of this escrow.

V.   UTILITIES

YOU HAVE NO RESPONSIBILITY FOR INVESTIGATING OR GUARANTEEING THE STATUS OF ANY GARBAGE FEE, POWER, WATER, TELEPHONE, GAS AND/OR OTHER UTILITY OR USE BILL, EXCEPT AS OTHERWISE SPECIFICALLY REQUIRED HEREIN.

VI.  RECORDATION, BILLS, DEMAND STATEMENTS, FEES

Escrow Agent is directed to file the necessary Deeds, Trust Deeds and other instruments to pay any encumbrance which a title search reveals against the subject property, except as set forth herein. Nevada Title company is authorized and directed to pay said encumbrances as directed by the lienholder thereof, acting solely upon the written direction of such lienholder, and it is expressly understood and agreed that Nevada Title company assumes no liability for the accuracy of any such statement or direction. NOTHWITHSTANDING ANY PROVISION IN THE TRUST DEEDS BEING PAID OFF THROUGH THIS TRANSACTION, NEVADA TITLE COMPANY SHALL CHARGE A TRUSTEE FEE AS MAY BE REQUIRED TO RECONVEY THE TRUST DEED OF RECORD. Escrow Agent is further directed to insert the names of the Grantees in the necessary conveyance and/or encumbering documents prior to recordation of same, based upon the written direction tendered by Grantee or in compliance with instructions set forth by the beneficiary under any new loan documents. Escrow Agent is expressly authorized to charge to the account of the party obligated to pay same, any charge or expense incurred in connection with this transaction or the terms thereof. Escrow Agent is further directed and authorized to reimburse itself for any charges, which it may incur during this escrow, by charging such amount to the party obligated to pay same.

VII. DISBURSEMENTS

                  Pap: 3 (Escrow No.: 98-06 0241 DMS) INITIALS JRC

All disbursements made under this transaction shall be made in the form of a check by Nevada Title Company.

VIII.     CLEAR FUNDS

Any deposit made by Buyer or Seller hereunder into his escrow account shall be in the form of certified funds or cashier's check. Any check presented for deposit into this escrow by either party shall be subject to clearance thereof and Escrow Agent shall not be obligated to act upon nor disburse against any such funds until notified by the buyer upon which check is drawn that said check has cleared its account. Buyer and Seller further acknowledge that in the event they should deposit any check that requires clearance they will be responsible for any fees imposed by the clearing bank.

IX.  ATTORNEY FEES AND COSTS

In the event a suit is brought by any party (ies) to this escrow to which the Escrow Agent is named as a party and which results in a judgement in favor of the Escrow Agent and/or against a party or principal of any party hereunder, the principal or principal's agent(s) agree to pay said Escrow Agent all costs, expenses and reasonable attorney fees which it may expend or incur in said suit, the amount thereof to be fixed and judgement to be rendered by the court in said suit.

X.   CANCELLATION

Either party hereunder claiming right of cancellation of this escrow shall file written notice and demand for cancellation in the office of Escrow Agent in writing and in duplicate. Escrow Agent shall, within three (3) business days following receipt of such written notice, notify the party against whom said cancellation is filed by depositing a copy of said notice in the United States Mail, addressed to such other party at the last address filed with Escrow Agent. In the absence of written indication from such party as to said party's mailing address, Escrow Agent is directed to deposit such notice in the United States Mail addressed to such party c/o General Delivery, Las Vegas, Nevada, or such other city as Escrow Agent may have written indication that such party resides. Said notice shall be deemed to have been given upon deposit of said notice in the United States Mail, addressed as specified herein, with proper postage affixed thereto, and no further notice, or evidence of receipt, shall be required.

Unless written objection to any cancellation notice hereunder shall be submitted and received by Escrow Agent from the party to whom such cancellation notice is directed within ten (10) business days following Escrow Agent's mailing of said cancellation notice, Escrow Agent is authorized at their discretion to comply with such cancellation notice and demand upon payment of its cancellation charges and expenditures. In the event that such written objection shall be filed, you are authorized to hold all money and instruments in this escrow pending mutual written instructions by the parties hereto, or a final order by a court of competent jurisdiction. The parties are aware, however, and expressly agree and consent, that Escrow Agent shall have the absolute right, at its sole discretion, to file a suit or counter claim in interpleader and to obtain an order from the court requiring the claimants to interplead and litigate in such court their several claims and rights amongst themselves. In the event such suit or claim is brought, the parties hereto jointly and severally agree to pay Escrow Agent all costs, expenses and reasonable attorney fees which it may expend or incur in such interpleader action, the amount thereof to be fixed and judgement therefore to be rendered by the court in such suit. Upon the filing of such suit or counterclaim said Escrow Agent shall thereupon be fully released and discharged from all obligation to further perform any duties or obligations otherwise imposed by the terms of this escrow.

XI.  RIGHT TO RESIGN

It is expressly understood and agreed that the Escrow Agent, without any obligation to exercise such right, retains the right to resign its duties as Escrow Agent under this transaction, at any time and at its sole discretion, and/or to refrain from taking any act in furtherance of the subject truncation. No liability shall accrue to said Escrow Agent for any such act or forbearance.

XII. BINDING EFFECT

This agreement in all parts applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns, and whenever the context so requires, the masculine gender includes the feminine and neuter, and the singular number includes the plural.

XIII.     COUNTERPART SIGNATURES

These instructions may be executed in any number of counterparts, each of which shall be consideration and original and be effective as such, and all of which, when aggregated, shall constitute one fully executed original.

XIV.      DELIVERY OF DOCUMENTS TO THIRD PARTIES

Seller and Buyer hereby authorize Escrow Agent to furnish copies of closing statements and escrow instructions to the Lender and/or Broker involved herein. Escrow Agent is further authorized to deliver a copy of any notice filed in accordance with the terms set forth herein by one party upon the other, to the Buyer(s) involved herein.

                  Page: 4 (Escrow No. 98-06 0241 DMS) INITIAL JRC

XV.       NOTICES

Buyer and Seller shall notify Escrow Agent in writing of any change in address during the course of this escrow, and authorize Escrow Agent, unless Escrow Agent is in receipt of written instructions to the contrary, to mail any notices filed by either party to or against the other, to the address set forth herein.

XVI.      1099 FILING REQUIREMENTS

Seller is hereby made aware that a law which became effective January 1, 1987 requires all Escrow Agents to complete a modified 1099 form, based upon specific information provided by the Seller. It is understood that this transaction shall not close with Nevada Title Company as the Escrow Agent, unless the information is so provided. You are herein authorized and instructed to report this information to the Internal Revenue Service after the close of escrow.

XVII.     SERVICE FEES

Upon the close of escrow, or upon the filing of a written request for cancellation, should NEVADA TITLE COMPANY be required to maintain funds on deposit they are hereby authorized to retain out of those funds deposit in said escrow, a reasonable service charge in an amount not less than twenty-five ($25.00) dollars per month for the administration of said funds. In addition, should this escrow be cancelled, Escrow Agent retains the right to impose a reasonable cancellation fee for the services performed, the minimum amount of which shall be $ 100.00, which fee Escrow Agent is authorized to deduct from the funds held in escrow at the time of cancellation, irrespective of the depositing party.

XVIII.    FAX/TELECOPY INSTRUCTION

In the event Buyer and/or Seller utilize "facsimile" transmitted signed documents, Buyer and Seller hereby agree to accept, and authorize Escrow Agent to rely upon, such documents as if they bore original signatures. Buyer and Seller hereby acknowledge and agree to provide to Escrow Agent, within 72 hours of transmission, such documents bearing their original signatures. Buyer and Seller further acknowledge and agree that documents necessary for recording with non-original (facsimile) signatures will not be acceptable for recording with the County Recorder, thus delaying the close of escrow.

XIX.      CLERICAL ERRORS

In the event there are any clerical, typographical or scrivener errors to be corrected after the close of escrow, Escrow Agent is authorized to made such corrections as are necessary to make the documents conform to the escrow instruction and other agreements upon which the transaction is based. Should Escrow Agent require additional initials or signatures of either Buyer or Seller in connection with such corrections, the parties agree to comply with such requirement.

SEE NEXT PAGE FOR SIGNATUES

                  Page: 5 (Escrow No. 98-06 0241 DMS) INITIALS  JRC

I have read the foregoing instructions and am buying the property described on the terms and conditions set forth, and will within the time limit either had you, or cause to be handed to you, the consideration as specified, and I require that the Seller comply with all the terms hereof within the time as listed herein.

BUYER:

Royal Aloha  Development

By: /s/ Jack R. Corteway                         /s/ Stephen Lin
   ---------------------                         --------------------
   President                                     Vice President


Mailing Address:    1505 Dillingham Blvd. #212
                    Honolulu, HI 96817



I have read the foregoing instructions and am selling the property described on the terms and conditions set forth, and will within the time limit hand you herewith any documents and/or funds required to close this escrow, and I require that the Buyer comply with all terms hereof within the time as listed herein.

SELLER:

County of Clark, a Political Subdivision of the State of Nevada Title

By:__________________________

Title:_______________________


Mailing  Address: ____________________________________

                  ____________________________________

I have read the foregoing instructions and am buying the property described on the terms and conditions set forth, and will within the time limit either had you, or cause to be handed to you, the consideration as specified, and I require that the Seller comply with all the terms hereof within the time as listed herein.

BUYER:

Royal Aloha Development Co.

By:____________________________              ______________________________


Mailing Address: _____________________________________

                 _____________________________________



I have read the foregoing instructions and am selling the property described on the terms and conditions set forth, and will within the time limit hand you herewith any documents and/or funds required to close this escrow, and I require that the Buyer comply with all terms hereof within the time as listed herein.

SELLER:

County of Clark, a Political Subdivision of the State of Nevada Title

By: /s/ Yvonne Atkinson Gates
   -----------------------------------------
Title: Chair, Board of County Commissioners
      --------------------------------------

Mailing Address: 500 S. Grand Central Parkway
                 Las Vegas, NV 89155

                                                  ESCROW NUMBER: .3-06-0241 DMS

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION



THAT PORTION OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SECTION 9, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., DESCRIBED AS
FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) OF SAID SECTION 9;

THENCE NORTH 89(degrees) 02' 13" WEST ALONG THE SOUTH LINE OF SAID SECTION 9 A DISTANCE OF 663.00 FEET TO THE SOUTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY WALTER S. HUNSAKER, ET UX, TO V. D. EACHUS, ET UX, BY DEED RECORDED JANUARY 27, 1950,. AS DOCUMENT NO. 331585, CLARK COUNTY, NEVADA RECORDS, THE TRUE POINT OF BEGINNING;

THENCE NORTH 4(degrees) 39' 07" WEST ALONG THE WEST LINE OF THE SAID CONVEYED PARCEL OF LAND A DISTANCE OF 240.19 FEET TO A POINT;

THENCE SOUTH 89(degrees) 02' 13" EAST PARALLEL TO THE SOUTH LINE OF SAID SECTION 9 A DISTANCE OF 105.00 FEET TO A POINT;

THENCE SOUTH 4(degrees) 39' 07" EAST PARALLEL TO THE SAID WEST LINE A DISTANCE OF 240.19 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION 9;

THENCE  NORTH  89(degrees)  02' 13" WEST ALONG THE SAID SOUTH LINE A DISTANCE OF
105.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING FROM THE HEREINABOVE DESCRIBED PARCEL OF LAND THE INTEREST IN AND TO THE SOUTH 40 FEET THEREOF AS CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES BY DEED RECORDED DECEMBER 3, 1948, AS DOCUMENT NO. 301429, CLARK COUNTY, NEVADA RECORDS.

                                  EXHIBIT "B"

                            RESOLUTION OF ACCEPTANCE
                              PROPERTY DESCRIBED AS
                    364 E. Desert Inn Road, Las Vegas, Nevada
                      Assessor Parcel Number 162-09-806-010

         WHEREAS, at its regular meeting held May 5, 1998, the Board of County Commissioners of Clark County, Nevada, adopted a resolution (the "May 5, 1998 Resolution") declaring its intent to sell/exchange at public auction a certain parcel of land hereinafter referred to as the "Property" and more particularly described as 364 East Desert Inn Road, Las Vegas, Nevada, Assessor Parcel Number 162-09-806-010, and

         WHEREAS, the May 5, 1998 Resolution specified the minimum price and the terms upon which the Property will be sold or exchanged; and

         WHEREAS, notice of the adoption of the resolution has been posted and published as prescribed in Section 244.282 of NRS; and

         WHEREAS, a public auction was conducted at the set time and place during which auction all written bids were opened and a call was made for oral bids.

NOW, THEREFORE BE IT RESOLVED by the Board of County Commissioners of Clark County, Nevada, that the bid of $265,000 from ROYAL ALOHA DEVELOPMENT CO. is accepted as the highest bid for the Property from a responsible person.

         BE IT FURTHER RESOLVED that the Chair of the Board is authorized and directed, upon performance and compliance by the highest bidder all the terms and conditions, to execute and deliver a Quitclaim conveying the Property to the highest bidder.

         PASSED, ADOPTED AND APPROVED this 2nd of June, 1998.

ATTEST:                                      BOARD OF COUNTY COMMISSIONERS
                                             CLARK COUNTY, NEVADA

/s/ Loretta Bowman                           /s/ Yvonne Atkinson Gates
-------------------------------              -----------------------------
Loretta Bowman, County Clerk                 Yvonne Atkinson Gates, Chair


Approved as to Form:
STEWART L. BELL, District Attorney

By: /s/ Elizabeth A. Vibert
   -------------------------------
      Elizabeth Vibert
      Deputy District Attorney